Provision for Income Taxes	3 Months Ended
Jun. 07, 2017
The Crypto Company, Inc. [Member]
Provision for Income Taxes

NOTE 9 - PROVISION FOR INCOME TAXES

Income taxes - The components of the provision for income taxes are as follows:

Current:
Federal	$—
State	800
Total current	$800

Deferred:
Federal	$—
State	—
Total deferred	—
Provision for income taxes	$800

As of June 7, 2017, the significant components of the Company’s net deferred tax assets were as follows:

Net operating loss carryforwards	$321,600
Unrealized gains on investments in cryptocurrency	(156,000)
165,600
Valuation allowance	(165,600)
$-

During the period from March 9, 2017 (date of inception) to June 7, 2017, the valuation allowance increased by $165,600.

As of June 7, 2017, the Company had net operating losses for Federal and State of California reporting purposes of approximately $750,000, which expire in 2037. The Federal and State of California tax codes provide for restrictive limitations on the annual utilization of net operating losses to offset taxable income when the stock ownership of a company significantly changes, as defined. Utilization of these amounts could be further limited if additional ownership changes occur in the future.

The following is a reconciliation of the amount of income tax expense that would result from applying the statutory federal tax rates to pre-tax loss and the reported amount of income tax expense from the period March 9, 2017 (date of inception) to June 7, 2017.

Tax benefit at federal statutory rate	$(260,230)
Unrealized gains on investments in crypto currency	156,000
State income tax benefit	(60,570)
Increase in valuation allowance	165,600
Income tax expense	$800